Second-Quarter 2023 Earnings Presentation August 3, 2023 Exhibit 99.1

Important Disclaimers Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan,” “should,” “could,” “would,” “forecast,” “seek,” “target,” “predict,” and “potential,” the negative of these terms, or other comparable terminology. Projected financial information, including our guidance outlook, are forward-looking statements. Forward-looking statements may also include statements about the Company’s goals, business strategy and plans; the Company’s financial strategy, liquidity and capital required for its business strategy and plans; the Company’s competition and government regulations; general economic conditions; and the Company’s future operating results. These forward-looking statements are based on information available as of the date of this presentation, and current expectations, forecasts and assumptions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that the Company anticipates.  Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Readers are cautioned not to place undue reliance on the forward-looking statements. Forward-looking statements are subject to risks and uncertainties (many of which are beyond our control) that could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, general economic and business risks, such as downturns in customers’ business cycles and recessionary economic cycles, changes in customers’ inventory levels and the availability of funding for their working capital, disruptions in capital and credit markets, inflationary cost pressures and rising interest rates, the Company’s ability to adequately address downward pricing and other competitive pressures, the Company’s insurance or claims expense, driver shortages and increases in driver compensation or owner-operator contracted rates, fluctuations in the price or availability of diesel fuel, increased prices for, or decreases in the availability of, new revenue equipment and decreases in the value of used revenue equipment, supply chain disruptions and constraints generally, seasonality and the impact of weather and other catastrophic events, the Company’s ability to secure the services of third-party capacity providers on competitive terms, loss of key personnel, a failure of the Company’s information systems, including disruptions or failures of services essential to our operations or upon which our information technology platforms rely, data or other security breach, or cybersecurity incidents, the Company’s ability to execute and realize all of the expected benefits of its integration, business improvement and comprehensive restructuring plans, the Company’s ability to realize all of the intended benefits from acquisitions or investments, the Company’s ability to complete divestitures successfully, the Company’s ability to generate sufficient cash to service all of the Company’s indebtedness and the Company’s ability to finance its capital requirements, changes in existing laws or regulations, including environmental and worker health safety laws and regulations and those relating to tax rates or taxes in general, the impact of governmental regulations and other governmental actions related to the Company and its operations, and litigation and governmental proceedings. Additional risks or uncertainties that are not currently known to us, that we currently deem to be immaterial, or that could apply to any company could also materially adversely affect our business, financial condition, or future results. For additional information regarding known material factors that could cause our actual results to differ from those expressed in forward-looking statements, please see Daseke’s filings with the Securities and Exchange Commission, available at www.sec.gov, including Daseke’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, particularly the section titled “Risk Factors”.  Non-GAAP Financial Measures This presentation includes non-GAAP financial measures for the Company and its reporting segments, including Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Operating Income, Adjusted Net Income (Loss), Adjusted EPS, Adjusted Operating Ratio , Revenue excluding Aveda, and Free Cash Flow.  Please note that the non-GAAP measures included herein are not a substitute for, or more meaningful than, net income (loss), EPS, cash flows from operating activities, operating income or any other measure prescribed by GAAP, and there are limitations to using non-GAAP measures. Certain items excluded from these non-GAAP measures are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital, tax structure and the historic costs of depreciable assets. Also, other companies in Daseke’s industry may define these non‐GAAP measures differently than Daseke does, and as a result, it may be difficult to use these non‐GAAP measures to compare the performance of those companies to Daseke’s performance. Because of these limitations, these non-GAAP measures should not be considered a measure of the income generated by Daseke’s business or discretionary cash available to it to invest in the growth of its business. Daseke’s management compensates for these limitations by relying primarily on Daseke’s GAAP results and using these non-GAAP measures supplementally. You can find the reconciliation of these non‐GAAP measures to the nearest comparable GAAP measures in the Appendix. In the non-GAAP measures discussed below, management refers to certain material items that management believes do not reflect the Company’s core operating performance, which management believes represents its performance in the ordinary, ongoing and customary course of its operations.  Management views the Company’s core operating performance as its operating results excluding the impact of items including, but not limited to, stock-based compensation, impairments, amortization of intangible assets, restructuring and business transformation costs, severance, and all income and expenses related to the Aveda Transportation and Energy Services (”Aveda”) business.  Management believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operating performance in the same manner that management evaluates its core operating performance.  Although we ceased generating revenues from our Aveda business and completed the wind-down of our Aveda operations in 2020, we continued to recognize certain income and expenses from our Aveda business in 2021, 2022, and 2023. Such income and expenses relate primarily to, but is not limited to, workers compensation claims and insurance proceeds. The impact of the Aveda business is not material or meaningful to a discussion of the Company’s operating results or financial condition. Accordingly, the income and expenses from the Aveda business are considered as items that management believes do not reflect core operating performance. Such income and expenses can be identified in the non-GAAP reconciliations under the adjustment called “Aveda expenses, net” and “Aveda operating expenses, net”. While we have excluded certain of these items from historical non-GAAP financial measures, there is no guarantee that the items excluded from non-GAAP financial measures will not continue into future periods. For example, we expect to continue to incur charges for restructuring and business transformation costs as the Company continues its strategic initiatives to integrate our collective operating companies into a subset of our highest-performing platform companies, which may also result in additional impairment charges and severance costs. We have not reconciled non‐GAAP forward-looking measures to their corresponding GAAP measures because certain items that impact these measures are unavailable or cannot be reasonably predicted without unreasonable efforts. In particular, we have not reconciled our expectations as to forward-looking Adjusted EBITDA to net income due to the difficulty in making an accurate projection as to stock-based compensation expense. Stock-based compensation expense is affected by future hiring, turnover, and retention needs, as well as the future fair market value of our common stock and performance stock units.  In addition, many of our performance stock units are classified as liabilities which vest upon the achievement of specific performance-based conditions related to the Company’s financial performance over a three-year period, modified based on the Company’s Relative Total Shareholder Return, all of which is difficult to predict and require quarterly adjustments to their fair value performed by outside specialists.  The actual amount of the excluded stock-based compensation expense will have a significant impact on our GAAP net income; accordingly, a reconciliation of forward-looking Adjusted EBITDA to net income is not available without unreasonable efforts. Daseke defines:  Adjusted EBITDA as net income (loss) plus (i) depreciation and amortization, (ii) interest, (iii) income taxes, and (iv) other material items that management believes do not reflect our core operating performance. Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of net revenue. Previously, the Company defined Adjusted EBITDA margin as Adjusted EBITDA divided by total revenue. However, beginning with the first quarter of 2023, the Company revised the definition in order to remove the impact of fuel surcharge revenues, which is often volatile and eliminating the impact of this source of revenue affords a more consistent basis for comparing Adjusted EBITDA margin between periods. The comparative period was also adjusted based on the revised definition. Adjusted Operating Income (Loss) as total revenue less Adjusted Operating Expenses.  Adjusted Operating Expenses as total operating expenses less: material items that management believes do not reflect our core operating performance. Adjusted Operating Ratio as Adjusted Operating Expenses, as a percentage of net revenue. Previously, the Company defined Adjusted OR as Adjusted operating expenses as a percentage of total revenue. However, beginning with the first quarter of 2023, the Company revised the definition in order to remove the impact of fuel surcharge revenues, which is often volatile and eliminating the impact of this source of revenue affords a more consistent basis for comparing Adjusted OR between periods. The comparative period was also adjusted based on the revised definition. Adjusted Net Income (Loss) net income (loss) adjusted for material items that management believes do not reflect our core operating performance. Adjusted EPS as Adjusted Net Income (Loss) available to common stockholders divided by the weighted average number of shares of common stock outstanding during the period under the two-class method.   Free Cash Flow as net cash provided by operating activities less purchases of property and equipment, plus proceeds from sale of property and equipment as such amounts are shown on the face of the Statements of Cash Flows.   Miles per Tractor is total number of company and owner-operator miles driven in the period divided by the average number of company and owner operator tractors in the period. Net Revenue as revenue less fuel surcharges.  Rate per Mile is the period’s revenue less fuel surcharge, brokerage and logistics revenues divided by total number of company and owner-operator miles driven in the period.  Revenue per Tractor is the period’s revenue less fuel surcharge, brokerage and logistics revenues divided by the average number of tractors in the period, including owner-operator tractors.  Revenue excluding Aveda is the period’s revenue less Aveda revenue. Industry and Market Data This presentation includes market data and other statistical information from third party sources, including independent industry publications, government publications and other published independent sources. Although Daseke believes these third-party sources are reliable as of their respective dates, Daseke has not independently verified the accuracy or completeness of this information.

Premier North American Transportation Solutions Specialist 1 Revenue and Adjusted EBITDA for the trailing twelve months ended June 30, 2023. Tractor and driver counts are averages of the trailing twelve months ended June 30, 2023. Owner-operator includes lease/purchase. Defensible Business Moat Expert in complex hauls, and high-value or over-dimensional loads Highly trained drivers and comprehensive portfolio of specialized equipment required to safely deliver atypical industrial cargo Perform extensive coordination around licensing, escort vehicles, permitting and regulations Disciplined business improvement and cross-platform optimization M&A pipeline focused on specialized targets and incremental services Strategic relevance and market share Focus on highly complex logistics services 2,136 Owner-operator drivers $1.68 B Revenue $213.7 MM Adj. EBITDA 2,887 Company-operated tractors 2,696 Company drivers 1,976 Owner-operated tractors Key stats as of June 30, 20231 Daseke, Inc. (Nasdaq: DSKE)

Serving Customers in Diverse Industrial End Markets Industrial customer portfolio with noncorrelated business cycles AEROSPACE MINING AGRICULTURE MANUFACTURING ENERGY STEEL CONSTRUCTION HIGH-SECURITY CARGO

a Unrivaled Specialized Carrier with Nationwide Scale 1 Investment grade ratings as of 2023 More than 1,000 combined years of operating history Nationwide network of open-deck routes across the United States, with reach into Canada and Mexico Diverse offering of transportation and logistics solutions to over 4,000 customers through a complementary mix of company-owned and asset-light capabilities Top 20 customers in FY22 represented ~38% of revenue and averaged 20+ year relationship; Top 20 investment grade1 customers at end of FY22 contributed ~33% of 2022 revenue Category leader in more than ten specialized, industrial end markets Large scale and deep experience meeting customers’ specialized and flatbed transportation needs

2Q23 Capital Allocation Actions

Significant Liquidity while Reducing Liabilities ($ in millions)



$161.3
($50.0)
($20.0)
$2.4
$93.7
$104.3
$198.0
1Q23 Cash & Equivalents
Reduce TLB Balance
Redeem Preferred Series B-1 Preferred Stock
Other Changes in Cash*
2Q23 Cash & Equivalents
Revolving Credit Availability
Total Liquidity

One Daseke: Deploying Cash On Hand to Bolster Balance Sheet Strength

- **Reduced $50.0MM** of total term loan B (TLB) balance **using cash on hand**
- **Redeemed all Series B-1 preferred stock** that received a 13% cash dividend
  - Used $20.0MM of cash on hand
  - Eliminated $2.6MM of annual dividend payments
- **Total liquidity of $198MM** at period end

* Includes Cash from Operating Activities, Cash used in Investing Activities, Other Debt Payments, Preferred Dividends, and Foreign exchange effects. All items can be found on our Statement of Cash Flows available in our 1Q23 and 2Q23 10-Q filings

Investor Presentation
August 2023
6

Second Quarter Consolidated Results

Resilient Model Weathers Volatility Amid Rate Pressure

(comparisons to 2Q22)

- Total Revenue of **$407.3MM**, continued focus on loading company assets over asset-light capacity
  - Company-freight revenue increased **$3.1MM** on **10.6% increase** in **company miles** driven
  - Logistics revenue **increased more than 7%**
- Demand strength in the **agriculture, mining, and energy** end markets were more than offset by declines in **construction** and **steel** end markets
- Adjusted OR of **92.3%** during this part of the cycle demonstrates strength of business model to weather challenging freight environments
- Adjusted EBITDA of **$52.5MM,** or **14.5%** Adjusted EBITDA Margin
- Cash Flows from Operating Activities and Free Cash Flow **both markedly improved over the prior-year period**

Consolidated Financial Results ($ in millions)	2Q23	2Q22	%Change
Total Revenue	$407.3	$481.3	(15.4%)
Net Revenue	$361.9	$411.6	(12.1%)
Adjusted Operating Ratio (OR)	92.3%	87.9%	440 bps
Adjusted EBITDA	$52.5	$70.8	(25.8%)
Adjusted EBITDA Margin	14.5%	17.2%	(270 bps)
Cash Flow from Operating Activities	$27.9	$22.7	22.9%
Free Cash Flow	$25.9	$15.2	70.4%

Consolidated Operational Results	2Q23	2Q22	%Change
Miles per Tractor (in thousands)	20.6	21.0	(1.9%)
Rate per Mile	$2.85	$3.14	(9.2%)
Revenue per Tractor ($ in thousands)	$58.6	$65.8	(10.9%)

Investor Presentation
August 2023

7

Specialized Segment 2Q23 Summary Results Specialized Segment Results ($ in millions) 2Q23 2Q22 % Change Revenue $239.4 $266.2 (10.1)% Net Revenue $216.5 $230.5 (6.1)% Adjusted Operating Ratio (OR) 90.4% 88.0% 240 bps Adjusted EBITDA $33.4 $39.7 (15.9)% Adjusted EBITDA Margin 15.4% 17.2% (180 bps) 2Q22 Net Revenue $230.5MM 46% Asset-light 2Q23 Net Revenue $216.5MM 43% Asset-light Asset-Right Fleet Optimization 2Q23 Financial Summary (comparisons to 2Q22) Adjusted OR of 90.4% reflects strength in a downturn, with 88.0% during peak cycle Execution of asset-right strategy continued shift to company asset utilization resulting in company miles and company-loaded miles as a percent of total miles by 5% and 6% Revenue per tractor and rate per mile increased sequentially, signs of nascent recovery

Flatbed Segment 2Q23 Summary Results Flatbed Segment Results ($ in millions) 2Q23 2Q22 %Change Revenue $167.9 $215.1 (21.9%) Net Revenue $145.4 $181.1 (19.7%) Adjusted Operating Ratio 95.1% 87.7% 740 bps Adjusted EBITDA $19.1 $31.1 (38.6%) Adjusted EBITDA Margin 13.1% 17.2% (410 bps) 2Q23 Net Revenue $145.4MM 2Q22 Net Revenue $181.1MM 68% Asset-light 76% Asset-light Asset-Right Fleet Maximizes Market Opportunities Total Flatbed: Segment Increases: total miles +5.1%, average length of haul +6.5% Improvements: deadhead 0.4%, and maintaining a nearly flat unseated percentage while adding 3.9% more tractors to the fleet Asset-Right Results: Company-Tractor Growth: miles +24.2%, producing revenue +10.1% 2Q23 Operational Excellence (comparisons to 2Q22) Revenue per tractor and rate per mile increased sequentially, signs of nascent recovery

Financial Outperformance - 2Q23 versus 1Q23 Consolidated Financial Results ($ in millions) 2Q23 1Q23 %Change Total Revenue $407.3 $399.8 1.9% Company-Freight Revenue $170.9 $160.3 6.6% Net Revenue $361.9 $348.3 3.9% Adjusted Operating Ratio (OR) 92.3% 93.4% (110 bps) Adjusted EBITDA $52.5 $46.8 12.2% Adjusted EBITDA Margin 14.5% 13.4% 110 bps Remain highly focused on driving continued, consistent OR improvement through operational excellence and strategic execution of One Daseke (comparisons to 1Q23) Total Revenue of $407.3MM Company-freight revenue increased $4.3MM on increase in company miles driven Built on 4.2% increase in company miles driven, company tractor utilization, and 2.3% increase in company rate per mile Adjusted EBITDA of $52.2MM, or 14.5% of Net Revenue Demand strength in agriculture and high-security cargo end markets more than offset by decline in construction and steel end markets Nascent Recovery in 2Q23

Operational Outperformance – 2Q23 versus 1Q23 Increases in: total miles and miles from company-owned tractors, 3% and 4%, respectively, asset-right successfully deployed Delivered improvements: reduced deadhead from company-owned tractors by 0.5% and held company-owned unseated percentage flat, after growing our company-owned fleet by 26 tractors Company loads in 2Q23 improved over 1Q23 and 2Q22 Two consecutive quarters of improved utilization of company trucks Consolidated Operational Results 2Q23 1Q23 %Change Miles per Tractor (in thousands) 20.6 19.9 3.5% Rate per Mile $2.85 $2.80 1.8% Revenue per Tractor ($ in thousands) $58.6 $55.8 5.0% Additional company tractors, improved seated utilization, driving more miles, at a better rate, which created incremental net revenue, and improved earnings per share

One Daseke: Unlocking the Power of Our Platform Unifying our business for profitable growth Bringing our professional driving team actionable insights Leverage network to deliver a scalable platform for future growth Expanding into incremental services, geographies, & end markets Best-in-class Support Organization Cutting-edge Tools Focus on insights using analytics across the data lake Broad technological connectivity; tech-enabled solutions Deliver tools to integrate and enhance driver and customer experiences Continuous Improvement Mindset Improve processes using automation and analytics Share best practices across geographic and functional teams Leverage the depth of our operating company leadership teams

One Daseke: Three Legs of Value Creation

1 Integration Phase - Distinctly Focused on Costs

1. Transition to one Transportation Management System version
2. Consolidate operations, reduce structural costs, **target 90% OR**
3. Define and deploy target operating model

2019
Integrated 4 operating segments

2021
$84MM debt reduction

2022
Repurchased 30% of then outstanding common shares

$5MM FY22 realized Adjusted EBITDA contribution

2023
Reduced weighted average cost of capital:
- Paid down $50MM, or ~13%, Term Loan B balance
- Redeemed Series B-1 Preferred

$15MM FY22 + FY23 expected cumulative Adjusted EBITDA contribution

2024 - Expected completion of first phase of One Daseke deployment, including additional operating company integrations

$25MM FY22 + FY23 + FY24 expected cumulative Adjusted EBITDA contribution

$30MM FY24 expected exit-run-rate Adjusted EBITDA contribution

2025
Unlock commercial potential through coordinated go-to-market strategy

Process defining & automating

Recruiting & retention focus

Incremental Adjusted EBITDA contributions

3 Optimization Phase

2 Finance Phase – Lower WACC, Leverage, and Increase EPS

Investor Presentation
August 2023

13

One Daseke: More Efficiently Generate and Deploy Free Cash Reduce the cost to fund organic capital expenditures Repay highest cost long-term debt Repurchase equity for immediate accretion to common shareholders Reinvest interest and preferred dividend savings Allow revenue equipment operating leases to expire at maturity, and acquire new revenue equipment with cash or cost-effective capital Revenue equipment operating leases create dollar-for-dollar Adjusted EBITDA reduction Current revenue equipment operating lease liability balance is $41.3MM Current revenue equipment loan balance $285.0MM average 5.2% interest Reduce Term Loan B (TLB) balance 9.27% rate on $341MM TLB balance as of June 30, 2023 Additional, future reductions of TLB balance to reduce interest payments, while disproportionately funding equipment purchases at lower cost Repurchase equity Evaluate redemption opportunities for existing preferred shares, which are not tax advantaged $65.0MM of Series A convertible preferred shares earn 7.625% $47.6MM of Series B-2 non-convertible preferred shares earn 7.0% Assess common equity market condition to potentially resume share repurchase program with our Board of Directors consent M&A Potential Seek accretive acquisitions serving our existing end markets and expanding the portfolio of service offerings See Capital Summary Table in the Appendix for additional details Specific actions support efficient free cash flow use

Annual Adjusted EBITDA Improved Performance During Cycle Troughs 1 at period-end 2 Leverage is calculated as Total Debt divided by trailing twelve month Adjusted EBITDA. $ in millions 2023 Freight Recession versus 2019 Freight Recession Daseke expects to deliver 2023 Adjusted EBITDA 28% to 35% higher than the prior 2019 downturn, built upon improved business metrics 2023 is expected to provide a higher platform for incremental growth during the next recovery cycle 1H23 2019 Operating Segments1 9 13  Total Tractors 4,863 5,635  Adjusted OR 92.8% 96.0%  Adjusted EBITDA Margin 14.0% 11.1%  Leverage2 3.1x 4.5x  Share Count1 45.7 million 64.6 million  Adjusted EPS $0.32 $0.07  Key Business Metrics Demonstrate Operational and Financial Improvement

Compelling Adjusted EBITDA Growth Trajectory

3-Years of Positive Transportation Market Dynamics

- Generated **$169MM** of incremental, cumulative Adjusted EBITDA compared to 2019
- Multiple, differentiated catalysts propelled growth
  - **2020** – Wind energy infrastructure growth supported by expiring subsidies – *expected to return in 2024*
  - **2021** – Post COVID demand acceleration and market share gains as industry managed short supply of new tractors
  - **2022** – Continuation of 2021 dynamics and support of overseas defense spend, followed by a multi-year domestic restocking

Potential Near-Term Growth

One Daseke:

- Phases 1 & 2: Expected FY24 Adjusted EBITDA contribution
- Phase 3 Optimization : Future Upside undetermined potential

Cycle-Peak Uplift Potential:

- FY22 Peak – FY19 Trough = $79MM
- Compelling end market outlooks indicate similar cycle uplift is possible



Chart
$ in millions
$ 156
$179
$ 23
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$ 79
$200
to
$210
$10
$TBD
$79
Unlocking future cycle uplift potential
2019
2020
2021
2022
2023 Outlook
Phase 1 & 2
Expected FY24
Adjusted EBITDA
Phase 3
Expected
Adjusted EBITDA
FY22 vs. FY19
Adjusted EBITDA
Improvement
2019 Adjusted EBITDA
Incremental Annual
Adjusted EBITDA vs 2019

Investor Presentation
August 2023

16

Industrial End Markets Reduce Cross-Cycle Volatility Freight of All Kinds Mining Agriculture Aerospace Others 50% Growth Energy incl. Renewables 59% Decline Manufacturing, 22% Growth High-Security Cargo, 80% Growth Steel & Glass, 32% Growth Construction, primarily commercial 33% Growth 26% Total Revenue growth from 20201 to 2022, with 5 industrial end markets providing ~80% of annual revenue, a diverse group of end markets comprises the other ~20% Nearly 80% of Revenue from 5 Key Industrial End Markets Contribution to 20201 Total Revenue in $ Contribution to 2022 Total Revenue in $ 1 2020 Total revenue excluding Aveda

Strong Executive Leadership Team With Cross-Cycle Experience



Jonathan Shepko
Director and CEO

- Daseke CEO since August 2021. Daseke Board of Directors since February 2017
- Daseke Board observer, advisor from 2014 to 2017
- Prior to Daseke, Managing Partner and Co-founder of EF Capital Management
- Served as Managing Director at both Ares Management and CLG Energy Finance, focused on energy private credit
- Experience at EnCap Investments; Keefe, Bruyette & Woods; and Andersen
- B.B.A from Texas A&M in Finance



Aaron Coley
CFO

- Daseke CFO since October 2022
- Served as CFO at Pilot Thomas Logistics and Jones Companies
- Served in several CFO roles at BG Group
- Experience at FTI Consulting, PwC, and Weaver and Tidwell
- Undergraduate degree from TCU and a postgrad degree from Oxford – Said Business School
- Holds a CPA license



Scott Hoppe
COO

- Daseke COO since June 2023
- President of E.W. Wylie for six years prior to appointment as COO
- 24-year career in E.W. Wylie, a premier specialized carrier acquired by Daseke in 2011
- Most recently VP of Sales and Marketing



Soumit Roy
CLO

- Daseke CLO since September 2017
- Served as AGC of Whole Food Markets prior to Daseke
- General Counsel of Expedia
- General Counsel of Hotels.com and counsel at Texas Instruments
- JD and undergraduate degrees from The University of Texas

Investor Presentation
August 2023

18

FINANCIALS Daseke, Inc. and Subsidiaries

Capital Summary (as of June 30, 2023) Outstanding ($ in millions) Maturity Rate Key Terms Cash & Cash Equivalents $93.7 — ABL $0 of $104.3 available 2026 6.7% In compliance with all covenants Rate as of June 30, 2023 LIquidity $198.0 Term Loan B $341.0 2028 9.27% In compliance with all covenants Rate as of June 30, 2023 Revenue Equipment Term Loans $285.0 Majority 48-60 months, maturities through Jan 2030 2.6% - 7.4%, average 5.2% Collateralized by equipment Revenue Equipment Finance Leases $24.4 48-60 months 4.7% Rate is the implied weighted average Revenue Equipment Operating Lease Liabilities $41.3 30-month weighted average 4.5% Rate is the implied weighted average Right of use assets Sum of Liabilities Above $691.7 Preferred A Shares $65.0 convertible 7.625% Convertible to common1 Preferred B Shares $47.6 perpetual 7.00% Not convertible, redeemable at DSKE discretion1 Preferred Equity $112.6 1 Refer to the Certificate of Designations, Rights and Limitations: https://www.sec.gov/Archives/edgar/data/1642453/000110465917014119/a17-7489_1ex3d2.htm https://www.sec.gov/Archives/edgar/data/1642453/000095017022025309/dske-ex3_1.htm https://www.sec.gov/Archives/edgar/data/1642453/000095017022025309/dske-ex3_2.htm

Reconciliation of Net Income (Loss) to Adjusted EBITDA by Segment, and Net Income (Loss) Margin to Adjusted EBITDA Margin by Segment

Reconciliation of Net Income to Adjusted EBITDA by Segment, and Net Income Margin to Adjusted EBITDA Margin by Segment

Reconciliation of Net Income to Adjusted EBITDA, and Net Income Margin to Adjusted EBITDA Margin

Specialized Solutions Supplemental Information

Flatbed Solutions Supplemental Information

Reconciliation of Net Income to Adjusted EBITDA

Reconciliation of Revenue to Net Revenue, Operating Ratio to Adjusted Operating Ratio, and Income from Operations to Adjusted Income from Operations

Reconciliation of Revenue to Net Revenue, Operating Ratio to Adjusted Operating Ratio, and Income from Operations to Adjusted Income from Operations

Reconciliation of Revenue to Net Revenue, Operating Ratio to Adjusted Operating Ratio, and Income (Loss) from Operations to Adjusted Income from Operations

Reconciliation of Net Income to Adjusted Net Income and EPS to Adjusted EPS

Reconciliation of Net Income to Adjusted Net Income and EPS to Adjusted EPS (Continued)

Reconciliation of Net Loss to Adjusted Net Income and EPS to Adjusted EPS

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow; Revenue to Revenue excluding Aveda

Reconciliation of Leverage to Gross Leverage See previous slide for Reconciliation of Net Income to Adjusted EBITDA Total Debt, divided by Adjusted EBITDA

Contact Information Investor Relations Adrianne D. Griffin Vice President, Investor Relations and Treasurer (469) 626-6980 investors@daseke.com www.Daseke.com